Northwestern Mutual Series Fund, Inc.

Supplement Dated February 5, 2010 to the

Prospectus Dated May 1, 2009

The following information supplements the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2009 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Multi-Sector Bond Portfolio – Portfolio Manager Addition

Effective February 5, 2010, Eve Tournier will be added as a co-portfolio manager for the Multi-Sector Bond Portfolio and will manage the Portfolio with the current portfolio manager Curtis A. Mewbourne. The Prospectus is hereby amended to include Ms. Tournier’s biography under the “Multi-Sector Bond Portfolio” paragraph of the “Portfolio Managers” sub-section of the main section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” as follows:

“Eve Tournier, Executive Vice President of PIMCO, is co-portfolio manager for the Multi-Sector Bond Portfolio and focuses on corporate bonds. Prior to joining PIMCO in 2008, she was a managing director and European head of high yield credit trading with Deutsche Bank in London. Previously, she worked in credit derivatives trading at Deutsche Bank and at JPMorgan in New York. She has 11 years of investment experience and holds a master’s degree in operations research and financial engineering from Cornell University and an undergraduate degree from Ecole Centrale de Lyon.”